UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        January 30, 2007
                                                --------------------------------

                               G&K Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Minnesota                0-4063                  41-0449530
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   (State or Other Jurisdiction    (Commission             (IRS Employer
        of Incorporation)          File Number)          Identification No.)

              5995 Opus Parkway, Minnetonka, MN                 55343
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           (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code        (952) 912-5500
                                                   -----------------------------

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communication pursuant to Rule 425 under the Securities Act (17
         CFR 230.425)


     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)


     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 30, 2007, G&K Services, Inc. issued a press release regarding its financial results for the second quarter of 2007 and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto.

G&K Services, Inc. hosted a conference call on Tuesday, January 30, 2007 at 10:00 am CDT. A live webcast of the teleconference was available via the Internet on G&K Services' Web site located at http://www.gkservices.com and will be archived at that site for one month.

The press release cites G&K Services' organic industrial rental growth rate, which is a non-GAAP financial measure. The organic growth rate is calculated using industrial rental revenue, adjusted for foreign currency exchange rate differences and revenues from newly acquired locations. Management believes that by eliminating the impact of the U.S.-Canadian exchange rate and the effects of certain acquisitions made by G&K Services, the organic growth rate better reflects the growth of its existing industrial rental business and therefore is useful in analyzing the financial condition of the Company and the results of its operations.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits

         99.1      Press release (furnished)



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: January 30, 2007                 By:   /s/ Jeffrey L. Wright
                                             -----------------------------------
                                             Jeffrey L. Wright
                                       Its:  Senior Vice President and Chief
                                             Financial Officer